MERRILL LYNCH PHOENIX FUND, INC.

                        Supplement dated July 19, 2000
                   to the Prospectus dated November 24, 1999

         The Board of Directors and stockholders of Merrill Lynch Phoenix Fund, Inc. (the "Fund") have approved a change to the investment objective and policies of the Fund. It is anticipated that the new investment objective and policies will take effect on or about September 15, 2000, at which time the Fund will change its name to Merrill Lynch Focus Value Fund, Inc. to correspond to the change in its investment objective and policies.

         The Fund's new investment objective will be long-term growth of capital. The Fund will try to achieve its new investment objective by investing primarily in a portfolio of equities of issuers that Fund management believes are undervalued relative to its assessment of the current or prospective condition of the issuer or relative to prevailing market ratios, including issuers that are experiencing poor operating conditions. The Fund also will be able to invest in debt securities of any maturity and quality of issuers whose prices are undervalued for a variety of financial or other reasons. The change to the investment objective will provide the Fund with greater flexibility.

         The Board also approved changes to certain of the Fund's non-fundamental investment policies, such as decreasing the percentage of the Fund's investment in foreign securities from 25% to 10% and in illiquid securities and written covered call options from 15% to 10%. Further, the Fund has adopted an operating policy whereby it does not intend to invest in excess of 10% of its total assets in bonds rated Caa or lower by Moody's Investor Services, Inc. or CCC or lower by Standard & Poor's (commonly referred to as "junk bonds").

         As a result of its new investment objective, the Fund will no longer be required to emphasize investments in issuers in a weakened financial condition or experiencing poor operating results. Consequently, this may reduce the risks of investing in the Fund. Otherwise, the change in the investment objective and the changes in certain non-fundamental investment policies are not expected to substantially change the main risks of investing in the Fund.

Code No. 10121-1199ALL